BASIC AND DILUTED NET LOSS PER SHARE (Tables)	3 Months Ended
Mar. 31, 2013
Earnings Per Share [Abstract]
Schedule of earnings per share

For the three months ended March 31, 2013 and 2012, the assumed exercise of exercisable warrants and conversion of convertible notes payable are anti-dilutive due to the Company’s net loss and are excluded from the determination of net loss per common share — diluted. Accordingly, net loss per common share — diluted equals net loss per common share — basic in all periods presented.

	Three Months Ended March 31,
	2013	2012
Convertible notes payable	1,654,524	804,524
Warrants	5,364,500	0